UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21980

Exact name of registrant as specified in charter:	Aberdeen Total Dynamic Dividend Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

Aberdeen Total Dynamic

Dividend Fund (AOD)

Annual Report

October 31, 2018

Offshore Wind Farm

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Total Dynamic Dividend Fund (formerly, Alpine Total Dynamic Dividend Fund) (the “Fund”) for the fiscal year ended October 31, 2018. The Fund’s investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Total Investment Return

For the fiscal year ended October 31, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

1 Year
NAV*	1.2%
Market Price*	-5.0%
MSCI All Country World Index[1]	-

* assuming the reinvestment of dividends and distributions

Amounts listed as “-” are 0% or round to 0%.

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 4) and Total Investment Returns (page 5).

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
On 10/31/2018	$9.33	$7.94	14.9%
On 10/31/2017	$9.95	$9.02	9.3%

Throughout the fiscal year ended October 31, 2018, the Fund’s NAV was within a range of $9.13 to $10.88 and the Fund’s market price was within a range $7.76 to $10.00. Throughout the fiscal year ended October 31, 2018, the Fund’s shares traded within a range of a discount of 7.2% to 15.6%.

Change in Investment Adviser

Following approval at a meeting of shareholders held on March 14, 2018, Aberdeen Asset Managers Limited (“AAML”), part of Aberdeen Standard Investments (“ASI”), assumed responsibility for the investment management of the Fund after the close of business on May 4, 2018.

Aberdeen Asset Management PLC, the parent company of AAML, is an independent asset manager founded in 1983 and is a subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc and its affiliates offer a comprehensive range of investment capabilities, and overall manage worldwide assets of with $735.5 billion as of June 30, 2018, on behalf of clients in 80 countries. Closed-end investment management companies have formed part of Standard Life Aberdeen PLC’s business since its inception and remain an important element of its client base in the United States and globally.

In North America, ASI currently serves as the investment adviser of ten U.S. closed-end funds, one Canadian closed-end fund and serves as the sub-adviser to two U.S. closed-end funds representing over $4.6 billion in assets as of October 31, 2018.

The day-to-day management of the Fund is the responsibility of AAML’s Global Equity team. The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities. The team members having the most significant responsibility for the day-to-day management of the Fund’s portfolio includes: Stephen Docherty, Bruce Stout, Jamie Cumming, Martin Connaghan and Josh Duitz. In May 2018, ASI welcomed Joshua Duitz, a new colleague from Alpine Woods Capital Investors, LLC, the former investment adviser of the Fund, to the team. Mr. Duitz has been a portfolio manager of the Fund since 2012.

Change of Legal Entity Name

The Fund’s name was changed effective May 7, 2018 in order to identify the Fund with the new investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment policies and strategy and New York Stock Exchange (“NYSE”) ticker symbol, AOD, remained unchanged.

New Board Members

Effective with the transition to a new investment adviser, the Fund’s Board consists of four new Trustees: P. Gerald Malone (Chairman), Martin Gilbert, Nancy Yao Maasbach and John Sievwright.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2018, the Fund repurchased 1,003,088 shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of

[1]	The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged index considered representative of developed and emerging market stock markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Total Dynamic Dividend Fund	1

Letter to Shareholders (unaudited) (continued)

the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The ongoing negotiations surrounding the UK’s exit from the EU (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant cus-

tomer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaod.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

For your convenience, included within this report is a reply card with a postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeenclosed-end-fund-tv;
•	Email: Investor.relations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Total Dynamic Dividend Fund

Investment Strategies (unaudited)

The Fund combines four research-driven investment strategies—growth, value, special dividends and dividend capture rotation—to maximize the amount of distributed dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Growth Strategy

The Fund’s growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.

Value Strategy

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are under-valued relative to the market and to the securities’ historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

Special Dividend Strategy

The Fund’s special dividend strategy seeks to maximize the level of dividend income that the Fund receives by identifying special dividend situations. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments (e.g. due to a restructuring or recent strong operating performance). Other special dividends may arise in a variety of situations.

Dividend Capture Rotation Strategy

The Fund’s dividend capture rotation strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

The Fund’s dividend capture trading strategy may limit the Fund’s ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under Internal Revenue Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “Federal Tax Information.”

Aberdeen Total Dynamic Dividend Fund	3

Report of the Investment Adviser (unaudited)

On May 4, 2018, Aberdeen Asset Managers Limited (the “Adviser”) became the investment adviser of the Fund. Prior to that, the Fund was managed by a different investment adviser. The commentary for the period ended May 4, 2018 reflects the performance under the former adviser. Commentary for the period of May 5 to October 31, 2018 reflects Fund performance under the Adviser.

Market/economic review

Global equities, as measured by the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, posted flat returns over the reporting period. Investors were initially optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions—especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship—led to higher market volatility. The U.S. broader-market Standard & Poor’s (S&P) 500 Index1 initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

Fund performance review

The Fund returned 1.2% on a net asset value basis for the 12-month period ended October 31, 2018, outperforming the 0.0% return of its benchmark, the MSCI AC World Index.

At the individual stock level, the Fund’s holding in The TJX Companies Inc., an off-price retailer of apparel and home fashions, was a key contributor to performance for the 12-month period ended October 31, 2018. The company reported strong same-store sales growth that has outpaced its full-price retailer peer group. Additionally, TJX’s discount business model has been difficult to replicate by online retailers. The Fund’s position in Andeavor Logistics LP also bolstered the Fund’s performance. Marathon Petroleum Corp. (which the Fund does not hold) announced its intention to purchase Andeavor Logistics to form the largest independent refiner in the U.S. The transaction was completed in early October 2018, and we exited the Fund’s position in Andeavor. Similarly, the Fund’s position in CSRA Inc. also contributed to performance after General Dynamics Corporation acquired the IT services provider. The acquisition was finalized in April 2018 and we exited the Fund’s position in CSRA.

Conversely, the lack of exposure to internet retailing giant Amazon.com was a key detractor from Fund performance. The Fund does not hold Amazon.com as the company does not pay a dividend. Fund holding Newell Brands Inc. reported declining revenue growth and investor sentiment for the company was dampened by tariff risks with China. Furthermore, lost sales from Newell Brands’ customers that have filed for bankruptcy had a negative impact on its share price, along with slow execution of the company’s divestiture* plans. Against this backdrop, we exited the Fund’s position in Newell Brands during the reporting period. Vodafone Group plc is a UK-based multinational telecommunications conglomerate. Vodafone’s shares declined over the reporting period due to investors’ concerns of a potential reduction in the company’s dividend and the high amount of debt on its balance sheet. Additionally, Vodafone’s share price was hampered by competitive headwinds and questions over the company’s proposed acquisition of diversified telecom Liberty Global’s operations in several countries.

During the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend capture strategy. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. Over the 12-month reporting period, the Fund paid total distributions of $0.69 per share.

Outlook

Global financial markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market appeared to be indifferent to these worries initially, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including political uncertainty in Europe caused by tumultuous Brexit negotiations and Italy’s fiscal problems.

While the continued health of corporate earnings goes some way in calming investors’ nerves, we think that politics is increasingly overshadowing central bank policy to become the main driving force of market sentiment. In our view, shifting political alliances may keep markets on their toes but, at the same time, provide discerning investors with opportunities to take advantage of the mispricing of stocks. Amid such periods of uncertainty, we think that investors increasingly will seek high-quality stocks that pay dividends and have defensive characteristics, which we believe should bode well for the Fund’s performance.

[1]	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
[2]	Divestiture is the partial or full disposal of a business unit through sale, exchange, closure or bankruptcy. A divestiture typically results from a management decision to cease operations of a business unit because it is not part of a company’s core competency.

4	Aberdeen Total Dynamic Dividend Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI All Country World Index for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2018.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	1.2%	7.8%	7.4%	6.8%
Market Price	-5.0%	8.4%	7.4%	4.7%
Benchmark	-	8.3%	6.7%	10.3%

Performance for periods prior to May 4, 2018 was generated under the Fund’s prior manager; Aberdeen Asset Managers Limited (“AAML”), the Fund’s adviser, is responsible for performance after that date. Effective May 4, 2018 Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before May 4, 2020. Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaod.com or by calling 800-522-5465.

The net operating expense ratio excluding fees waived based on the fiscal year ended October 31, 2018 was 1.19%. The net expense ratio based on the fiscal year ended October 31, 2018 was 1.18%. The Net operating expenses, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2018 was 1.14%.

Amounts listed as “-” are 0% or round to 0%.

Aberdeen Total Dynamic Dividend Fund	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. An industry classification standard sector can include more than one industry group. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries. As of October 31, 2018, the Fund held 99.6% of its net assets in equities and 0.4% in liabilities in excess of other assets.

Sectors	As a Percentage of Net Assets
Financials	17.6%
Information Technology	14.0%
Industrials	13.1%
Health Care	10.8%
Consumer Discretionary	8.2%
Energy	7.1%
Consumer Staples	7.0%
Communication Services	5.7%
Materials	5.2%
Utilities	4.7%
Other	6.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio by geographic claassification expressed as a percentage of net assets as of October 31, 2018:

Countries	As a Percentage of Net Assets
United States	54.6%
Switzerland	5.6%
France	5.2%
United Kingdom	4.7%
Spain	3.3%
Japan	3.3%
South Korea	3.2%
Germany	3.0%
Finland	2.8%
Canada	2.7%
Other	11.6%
100.0%

6	Aberdeen Total Dynamic Dividend Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of October 31, 2018:

Name of Security	As a Percentage of Net Assets
Apple, Inc.	2.5%
Broadcom, Inc.	1.5%
NextEra Energy, Inc.	1.5%
Nestle SA	1.4%
Enbridge, Inc.	1.4%
Delta Air Lines, Inc.	1.4%
Veolia Environnement SA	1.3%
FedEx Corp.	1.3%
Leidos Holdings, Inc.	1.3%
Cellnex Telecom SA	1.3%

Aberdeen Total Dynamic Dividend Fund	7

Portfolio of Investments

As of October 31, 2018

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (99.6%)
COMMON STOCKS (96.9%)
BRAZIL (2.1%)
Industrials (2.1%)
CCR SA	3,752,900	$11,062,559
Rumo SA(a)	2,265,800	10,137,195
Total Brazil		21,199,754
CANADA (2.7%)
Energy (1.4%)
Enbridge, Inc.	436,700	13,585,737
Industrials (1.3%)
Canadian Pacific Railway Ltd.(c)	63,500	13,017,500
Total Canada		26,603,237
CHINA (0.5%)
Industrials (0.5%)
CRRC Corp. Ltd., Class H(b)	5,209,950	4,575,750
FINLAND (2.8%)
Information Technology (1.1%)
Nokia OYJ(b)	1,968,600	11,119,802
Materials (1.7%)
Stora Enso OYJ, R Shares(b)	635,500	9,548,515
UPM-Kymmene OYJ(b)	232,600	7,477,796
		17,026,311
Total Finland		28,146,113
FRANCE (5.2%)
Energy (1.0%)
TOTAL SA, ADR	175,000	10,255,000
Financials (1.0%)
AXA SA(b)	385,600	9,650,285
Industrials (1.9%)
Alstom SA(b)	230,200	10,053,446
Bouygues SA(b)	246,900	8,994,737
		19,048,183
Utilities (1.3%)
Veolia Environnement SA(b)	666,900	13,290,982
Total France		52,244,450
GERMANY (3.0%)
Financials (2.0%)
Allianz SE(b)	47,500	9,895,193
Deutsche Boerse AG(b)	79,500	10,046,614

8	Aberdeen Total Dynamic Dividend Fund

Portfolio of Investments (continued)

As of October 31, 2018

	Shares or Principal Amount	Value
		19,941,807
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
GERMANY (continued)
Health Care (1.0%)
Bayer AG(b)	124,900	$9,573,888
Total Germany		29,515,695
ITALY (1.3%)
Financials (1.3%)
Intesa Sanpaolo SpA(b)	3,036,600	6,726,295
Mediobanca Banca di Credito Finanziario SpA(b)	708,800	6,207,511
Total Italy		12,933,806
JAPAN (3.3%)
Consumer Staples (1.0%)
Japan Tobacco, Inc.(b)	392,800	10,093,116
Financials (1.1%)
Mitsubishi UFJ Financial Group, Inc.(b)	1,722,400	10,424,806
Real Estate (1.2%)
Daito Trust Construction Co. Ltd.(b)	90,200	11,891,820
Total Japan		32,409,742
JERSEY (1.2%)
Materials (1.2%)
Randgold Resources Ltd., ADR(c)	146,800	11,529,672
LUXEMBOURG (1.0%)
Materials (1.0%)
ArcelorMittal(c)	387,700	9,649,853
NETHERLANDS (1.0%)
Consumer Staples (1.0%)
Unilever NV, CVA(b)	194,700	10,462,206
SINGAPORE (1.0%)
Financials (1.0%)
Oversea-Chinese Banking Corp. Ltd.(b)	1,307,600	10,158,027
SOUTH KOREA (2.2%)
Information Technology (0.9%)
SK Hynix, Inc.(b)	152,400	9,178,343
Materials (1.3%)
LG Chem Ltd.(b)	40,400	12,345,254
Total South Korea		21,523,597
SPAIN (3.3%)
Communication Services (1.3%)
Cellnex Telecom SA(b)(d)	523,600	13,025,222

Aberdeen Total Dynamic Dividend Fund	9

Portfolio of Investments (continued)

As of October 31, 2018

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SPAIN (continued)
Financials (0.7%)
Banco Bilbao Vizcaya Argentaria SA(b)	1,334,800	$7,366,883
Industrials (1.3%)
Ferrovial SA(b)	643,285	12,879,226
Total Spain		33,271,331
SWEDEN (2.1%)
Consumer Staples (1.1%)
Essity AB, Class B(b)	490,000	11,182,512
Financials (1.0%)
Swedbank AB, A Shares(b)	431,900	9,715,388
Total Sweden		20,897,900
SWITZERLAND (5.6%)
Consumer Staples (1.4%)
Nestle SA(b)	165,000	13,929,809
Financials (2.1%)
UBS Group AG(a)(b)	704,800	9,851,070
Zurich Insurance Group AG(b)	35,400	10,991,032
		20,842,102
Health Care (1.2%)
Novartis AG, ADR(c)	141,000	12,331,860
Information Technology (0.9%)
TE Connectivity Ltd.(c)	113,000	8,522,460
Total Switzerland		55,626,231
UNITED KINGDOM (4.7%)
Communication Services (2.2%)
BT Group PLC, ADR	637,813	9,720,270
Vodafone Group PLC(b)	6,432,700	12,096,938
		21,817,208
Consumer Staples (0.3%)
Nomad Foods Ltd.(a)	156,607	2,991,193
Energy (1.2%)
BP PLC, ADR(c)	274,100	11,887,717
Industrials (1.0%)
Melrose Industries PLC(b)	4,631,786	9,970,367
Total United Kingdom		46,666,485

10	Aberdeen Total Dynamic Dividend Fund

Portfolio of Investments (continued)

As of October 31, 2018

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (53.9%)
Communication Services (2.2%)
Alphabet, Inc., Class C(a)(c)	10,400	$11,198,408
Comcast Corp., Class A(c)	275,000	10,488,500
		21,686,908
Consumer Discretionary (8.2%)
Aptiv PLC(c)	163,600	12,564,480
Dollar General Corp.(c)	100,900	11,238,242
Lennar Corp., Class A(c)	213,800	9,189,124
Lowe’s Cos., Inc.(c)	115,300	10,978,866
MGM Resorts International	398,400	10,629,312
Target Corp.(c)	86,500	7,233,995
TJX Cos., Inc. (The)(c)	91,200	10,021,056
Whirlpool Corp.(c)	92,600	10,163,776
		82,018,851
Consumer Staples (2.2%)
Kraft Heinz Co. (The)(c)	209,500	11,516,215
Mondelez International, Inc., Class A	240,700	10,104,586
		21,620,801
Energy (3.5%)
EOG Resources, Inc.	88,300	9,301,522
Helmerich & Payne, Inc.(c)	109,300	6,808,297
Kinder Morgan, Inc.(c)	642,500	10,935,350
Schlumberger Ltd.(c)	162,100	8,317,351
		35,362,520
Financials (7.4%)
American International Group, Inc.(c)	193,600	7,993,744
Ares Capital Corp.(c)	296,700	5,091,372
Bank of America Corp.(c)	395,200	10,868,000
Blackstone Group LP (The)	158,600	5,132,296
Citigroup, Inc.(c)	153,600	10,054,656
Discover Financial Services	71,062	4,950,890
Evercore, Inc., Class A(c)	94,800	7,744,212
Huntington Bancshares, Inc.(c)	705,500	10,109,815
Wells Fargo & Co.	229,600	12,221,608
		74,166,593
Health Care (8.6%)
Aetna, Inc.(c)	49,500	9,820,800
Allergan PLC(c)	62,100	9,812,421
Medtronic PLC(c)	118,900	10,679,598

Aberdeen Total Dynamic Dividend Fund	11

Portfolio of Investments (continued)

As of October 31, 2018

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Health Care ( continued)
Pfizer, Inc.	217,600	$9,369,856
Shire PLC, ADR(c)	55,200	10,035,360
Thermo Fisher Scientific, Inc.(c)	55,100	12,874,115
UnitedHealth Group, Inc.	49,300	12,884,555
Universal Health Services, Inc., Class B	81,300	9,882,828
		85,359,533
Industrials (5.0%)
Delta Air Lines, Inc.(c)	244,600	13,386,958
FedEx Corp.(c)	60,100	13,242,434
Norfolk Southern Corp.(c)	76,500	12,838,995
Raytheon Co.(c)	57,300	10,029,792
		49,498,179
Information Technology (10.1%)
Amdocs Ltd.(c)	168,400	10,654,668
Apple, Inc.(c)	114,500	25,059,470
Broadcom, Inc.(c)	68,300	15,264,367
Cisco Systems, Inc.(c)	245,300	11,222,475
Intel Corp.(c)	275,400	12,910,752
Leidos Holdings, Inc.(c)	203,000	13,150,340
Microsoft Corp.(c)	111,300	11,887,953
		100,150,025
Real Estate (3.3%)
American Tower Corp., REIT(c)	68,000	10,595,080
Digital Realty Trust, Inc., REIT(c)	89,300	9,221,118
GEO Group, Inc. (The), REIT(c)	578,000	12,779,580
		32,595,778
Utilities (3.4%)
Clearway Energy, Inc.	300,000	5,883,000
CMS Energy Corp.(c)	146,500	7,254,680
FirstEnergy Corp.(c)	172,100	6,415,888
NextEra Energy, Inc.(c)	83,000	14,317,500
		33,871,068
Total United States		536,330,256
Total Common Stocks		963,744,105

12	Aberdeen Total Dynamic Dividend Fund

Portfolio of Investments (concluded)

As of October 31, 2018

	Shares or Principal Amount	Value
EXCHANGE-TRADED FUNDS (1.7%)
UNITED STATES (1.7%)
iShares Nasdaq Biotechnology ETF(c)	94,100	$9,792,987
SPDR S&P Oil & Gas Exploration & Production ETF	183,200	6,608,024
		16,401,011
Total Exchange-Traded Funds		16,401,011
PREFERRED STOCKS (1.0%)
SOUTH KOREA (1.0%)
Information Technology (1.0%)
Samsung Electronics Co. Ltd., Preferred Shares(b)	321,500	10,143,559
Total Preferred Stocks		10,143,559
Total Long-Term Investments—99.6% (cost $866,655,490)		990,288,675
Total Investments—99.6% (cost $866,655,490)(e)		990,288,675
Other Assets in Excess of Liabilities—0.4%		4,266,953
Net Assets—100.0%		$994,555,628

(a)	Non-income producing security
(b)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR—American Depositary Receipt

CVA—Dutch Certificate

ETF—Exchange-Traded Fund

PLC—Public Limited Company

REIT—Real Estate Investment Trust

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Euro
01/10/2019	UBS AG	USD 28,390,355	EUR 24,500,000	$27,930,836	$459,519

See Notes to Financial Statements.

Aberdeen Total Dynamic Dividend Fund	13

Statement of Assets and Liabilities

As of October 31, 2018

Assets
Investments, at value (cost $866,655,490)	$990,288,675
Foreign currency, at value (cost $3,743,276)	3,741,095
Receivable for investments sold	46,616,945
Tax reclaim receivable	5,345,178
Interest and dividends receivable	5,124,054
Unrealized appreciation on forward foreign currency exchange contracts	459,519
Prepaid expenses	58,278
Total assets	1,051,633,744

Liabilities
Payable for investments purchased	40,255,764
Line of credit payable (Note 6)	15,401,530
Investment management fees payable (Note 3)	864,820
Custodian fees	121,971
Administration fees payable (Note 3)	104,269
Due to custodian	39,969
Investor relations fees payable (Note 3)	19,544
Trustee fees	3,449
Other accrued expenses	266,800
Total liabilities	57,078,116

Net Assets	$994,555,628

Composition of Net Assets:
Paid-in capital in excess of par	$1,054,012,592
Distributable accumulated loss	(59,456,964)
Net Assets	$994,555,628
Net asset value per share based on 106,590,251 shares issued and outstanding	$9.33

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Total Dynamic Dividend Fund

Statement of Operations

For the Year Ended October 31, 2018

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $1,598,966)	$81,180,864
Interest income	61,028
Total Investment Income	81,241,892

Expenses
Investment management fee (Note 3)	11,047,460
Custodian’s fees and expenses	241,247
Administration fee (Note 3)	226,872
Reports to shareholders and proxy solicitation	201,222
Legal fees and expenses	131,901
Transfer agent’s fees and expenses	94,896
Trustee fees and expenses	67,151
Independent auditors’ fees and expenses	57,265
Investor relations fees and expenses (Note 3)	35,306
Compliance fees	21,769
Miscellaneous	270,623
Total operating expenses	12,395,712
Interest expense (Note 6)	445,982
Total expenses before reimbursed/waived expenses	12,841,694
Less: Expenses waived (Note 3)	(23,591)
Net expenses	12,818,103
Net Investment Income	68,423,789

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	24,561,820
Forward foreign currency exchange contracts	752,363
Foreign currency transactions	(104,622)
25,209,561

Net change in unrealized appreciation/(depreciation) on:
Net change in unrealized appreciation/(depreciation) on investment transactions	(87,202,750)
Forward foreign currency exchange contracts	839,517
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(180,394)
(86,543,627)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(61,334,066)
Net Increase in Net Assets Resulting from Operations	$7,089,723

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Total Dynamic Dividend Fund	15

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$68,423,789	$71,715,738
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	25,209,561	(16,835,311)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	(86,543,627)	155,031,195
Net increase in net assets resulting from operations	7,089,723	209,911,622

Distributions to Shareholders from:
Distributable earnings(a)	(71,690,124)	(73,305,247)
Tax return of capital	(2,490,759)	(934,157)
Net decrease in net assets from distributions	(74,180,883)	(74,239,404)
Repurchase of common stock resulting in the reduction of 1,003,088 and 0 shares of common stock, respectively (Note 7)	(8,605,717)	—
Change in net assets resulting from operations	(75,696,877)	135,672,218

Net Assets:
Beginning of year	1,070,252,505	934,580,287
End of year	$994,555,628	$1,070,252,505

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”, the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended October 31, 2017, all distributions to shareholders from distributable earnings were from net investment income.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Total Dynamic Dividend Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2018(a)	2017	2016	2015		2014

PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$9.95	$8.69	$9.56	$9.92		$9.82	(b)
Net investment income	0.64 (c)	0.68	0.65	0.69		0.64
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(0.58)	1.27	(0.83)	(0.38)		0.13
Total from investment operations applicable to common shareholders	0.06	1.95	(0.18)	0.31		0.77
Distributions to common shareholders from:
Net investment income	(0.67)	(0.68)	(0.66)	(0.68)		(0.67)
Tax return of capital	(0.02)	(0.01)	(0.03)	(0.00	)(d)	–
Total distributions	(0.69)	(0.69)	(0.69)	(0.68)		(0.67)

Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	0.01	–	–	0.01		–
Total capital share transactions	0.01	–	–	0.01		–
Net asset value per common share, end of year	$9.33	$9.95	$8.69	$9.56		$9.92
Market price, end of year	$7.94	$9.02	$7.37	$8.01		$8.67

Total Investment Return Based on(e):
Market price	(4.96% )	32.78%	0.81%	0.07%		12.44%
Net asset value	1.24%	24.22%	(0.40% )	4.39%		9.26%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$994,556	$1,070,253	$934,580	$1,028,225		$1,077,053
Net operating expenses, net of fee waivers	1.18%	1.19%	1.15%	1.16%		1.14%
Net operating expenses, excluding fee waivers	1.19%	– (f)	– (f)	–	(f)	–	(f)
Net operating expenses, net of fee waivers and excluding interest expense	1.14%	1.15%	1.15%	1.15%		1.13%
Net investment income	6.32%	7.03%	7.31%	6.74%		6.47%
Portfolio turnover	77%	94%	98%	127%		99%
Line of credit payable outstanding (000 omitted)	$15,401	$33,239	$–	$–		$8,301
Asset coverage ratio on line of credit payable at year end	6,558%	– (g)	– (g)	–	(g)	–	(g)
Asset coverage per $1,000 on line of credit payable at year end	$65,576	$31,199	$–	$–		$130,757

(a)	Beginning with year ended October 31, 2018, the Fund has been audited by KPMG. Previous years were audited by different independent registered public accounting firms.
(b)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(c)	Net investment income is based on average shares outstanding during the period.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(f)	Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Adviser. Prior to this, there was no such agreement in place.
(g)	The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Total Dynamic Dividend Fund	17

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Total Dynamic Dividend Fund (the “Fund”) formerly known as “Alpine Total Dynamic Dividend Fund”, is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund’s principal investment objective is to seek high current dividend income primarily in equity securities, with a secondary objective of long-term growth of capital. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. Under normal circumstances, the Fund expects to invest 20-80% of its total assets in the securities of non-U.S. issuers.

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML”) replaced Alpine Woods Capital Investors, LLC (“Alpine Woods”) as the Fund’s investment adviser (“Adviser”) and the Fund was renamed Aberdeen Total Dynamic Dividend Fund.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Trustees (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

18	Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2018

Derivative instruments are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

		Level 2-Other	Level 3-
		Significant	Significant
	Level 1-Quoted	Observable	Unobservable
Investments, at Value	Prices	Inputs	Inputs	Total
Investments in Securities
Common Stocks	$661,021,272	$302,722,833	$—	$963,744,105
Exchange-Traded Funds	16,401,011	—	—	16,401,011
Preferred Stocks	—	10,143,559	—	10,143,559
Total	$677,422,283	$312,866,392	$—	$990,288,675
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$459,519	$—	$459,519
Total Assets	$677,422,283	$313,325,911	$—	$990,748,194

Amounts listed as “-” are $0 or round to $0.

For the fiscal year ended October 31, 2018, there were no significant changes to the fair valuation methodologies.

b. Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

Aberdeen Total Dynamic Dividend Fund	19

Notes to Financial Statements (continued)

October 31, 2018

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the fiscal year ended October 31, 2018, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

20	Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2018

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$459,519	Unrealized depreciation on forward foreign currency exchange contracts	$—
Total		$459,519		$—

Amounts listed as “-” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts of Assets	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts of Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received (1)	Net Amount (3)	Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency(2) UBS AG	$459,519	$—	$—	$459,519	$—	$—	$—	$—

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

Amounts listed as “-” are $0 or round to $0.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/unrealized gain/(loss) from investments and foreign currency transactions	$752,363	$839,517
Total		$752,363	$839,517

Aberdeen Total Dynamic Dividend Fund	21

Notes to Financial Statements (continued)

October 31, 2018

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2018.

Average
Derivative	Notional Value
Purchase Forward Foreign Currency Exchange Contracts	$—
Sale Forward Foreign Currency Exchange Contracts	$28,861,733

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

i. Equity Linked Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of October 31, 2018.

3. Agreements and Transactions with Affiliates

a. Investment Adviser

Through May 4, 2018, Alpine Woods Capital Investors, LLC (“Alpine Woods”) served as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund. As compensation for its services to the Fund, Alpine Woods received an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. Effective at the close of business on May 4, 2018, AAML became the Fund’s Adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. The terms of the Advisory Agreement are substantially similar to the terms of the advisory agreement between the Fund and Alpine Woods previously in effect and the advisory fee rate

22	Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2018

payable to the Fund’s investment adviser has not changed, except that the advisory fee rate is now based on Managed Assets rather than total assets. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that remains effective through May 4, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage expenses, interest, taxes, brokerage fees, and interest expenses and non-routine expenses) from exceeding 1.14% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended October 31, 2018 pursuant to the Expense Limitation Agreement was $23,591.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted. As of October 31, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for the Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be $23,591.

b. Fund Administrator, Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

c. Transfer Agent

DST Systems, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., serves as the transfer agent to the Fund. DST is paid on the basis of net assets, per account fees and certain transaction costs.

d. Investor Relations

Under the terms of the Investor Relations Services Agreement, approved by the Fund’s Board on September 5, 2018, Aberdeen Asset Management Inc. (“AAMI”) provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2018, the Fund incurred investor relations fees of approximately $35,306. For the fiscal year ended October 31, 2018, AAMI did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

Certain officers and trustees of the Fund are or were officers and/or trustees of Alpine Woods Capital Investors, LLC or AAML (each, an “Adviser”). No trustee, who is deemed an interested person due to current or former service with an Adviser or an affiliate of the Adviser, receives compensation from the Fund.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were $832,074,397 and $849,923,559, respectively.

Aberdeen Total Dynamic Dividend Fund	23

Notes to Financial Statements (continued)

October 31, 2018

5. Capital

As of October 31, 2018, there were 106,590, 251 shares of common stock issued and outstanding.

6. Line of Credit

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). On October 1, 2015 the Fund amended its Credit Facility Agreement which allows the Fund to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33 1/3% the maximum allowable amount under the Investment Company Act of 1940, as amended, of its total assets on an uncommitted basis, which is generally 33 and 1/3% of total assets, but may exceed that under certain market conditions. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. Effective, May 4, 2018 the rate was updated to 0.85% annum on amounts borrowed. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. The maximum amount of the line of credit available is the lesser of 33.33% of its total assets of the Fund or the amounts disclosed above, including the amount borrowed. During the year ended October 31, 2018, the average borrowing by the Fund was $23,029,690 with an average rate on borrowings of 2.91%. During the year ended October 31, 2018, the maximum borrowing by the Fund was $71,741,753. Interest expense related to the line of credit for the year ended October 31, 2018, was $445,982. As of October 31, 2018, the outstanding balance of the loan was $15,401,530.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2018, the Fund repurchased 1,003,088 shares through the Program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$875,077,819	$157,379,742	$(43,270,419)	$114,109,323

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$71,690,124	$73,305,247
Net long-term capital gains	—	—
Tax return of capital	2,490,759	934,157
Total tax character of distributions	$74,180,883	$74,239,404

24	Aberdeen Total Dynamic Dividend Fund

Notes to Financial Statements (concluded)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$—
Undistributed long-term capital gains - net	—
Total undistributed earnings	$—
Capital loss carryforward	(173,566,284	)*
Other currency gains	—
Other temporary differences	—
Unrealized appreciation/(depreciation)	114,109,320	**
Total accumulated earnings/(losses) - net	$(59,456,964)

*	On October 31, 2018, the Fund had a net capital loss carryforward of $(173,566,284) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$ 24,530,686	2019 (Short-Term)
149,035,598	Unlimited (Short-Term)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles and the realization of unrealized gains forward contracts.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss) and partnership adjustments. These reclassifications have no effect on net assets or net asset values per share.

Paid-in	Distributable
Capital	Accumulated Loss
$(346,024,354)	$346,024,354

11. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018, except as provided below.

On November 9, 2018 and December 11, 2018, the Fund announced that it will pay on November 28, 2018 and January 10, 2019 a distribution of $0.0575 per share to all shareholders of record as of November 19, 2018 and December 31, 2018, respectively.

Aberdeen Total Dynamic Dividend Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Total Dynamic Dividend Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Total Dynamic Dividend Fund (formerly, Alpine Total Dynamic Dividend Fund) (the Fund), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the years in the three-year period ended October 31, 2017 were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on those changes in net assets and financial highlights. The financial highlights for the year ended October 31, 2014 were audited by other independent registered public accountants whose report, dated December 29, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replied from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2018

26	Aberdeen Total Dynamic Dividend Fund

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2018:

		Long-Term	Tax	Net	Foreign	Gross		Foreign
Payable	Total Cash	Capital	Return of	Ordinary	Taxes	Ordinary	Qualified	Source
Date	Distribution	Gain	Capital	Dividend	Paid(1)	Dividend	Dividends(2)	Income
11/30/2017	0.057500	0.000000	0.000000	0.057500	0.000000	0.057500	0.027976	0.000000
12/29/2017	0.057500	0.000000	0.000000	0.057500	0.000000	0.057500	0.027976	0.000000
1/31/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
2/28/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
3/29/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
4/30/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
5/31/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
6/29/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
7/31/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
8/28/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
10/02/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
10/29/2018	0.057500	0.000000	0.002317	0.055183	0.000000	0.055183	0.036414	0.000000
TOTAL	0.690000	0.000000	0.023170	0.666830	0.000000	0.666830	0.420092	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	27.49%
Qualified Dividend Income	63.00%

The above amounts are based on the best available information at this time. In early 2019, the Fund will notify applicable shareholders of final amounts for use in preparing 2018 U.S. federal income tax forms.

Aberdeen Total Dynamic Dividend Fund	27

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Stockholders was held on October 31, 2018 at 1735 Market Street, 32th Floor, Philadelphia, Pa. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect one Class I Trustee to the Board of Trustees:

	Votes For	Votes Withheld
John Sievwright	84,054,293	14,651,617

Trustees whose term of office continued beyond the Meeting are as follows: P. Gerald Malone, Nancy Yao Maasbach and Martin Gilbert.

2. That the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis.

	Votes For	Votes Against	Abstentions
Shares Voted	26,489,887	30,743,692	945,176
% of Outstanding Shares	24.62%	28.57%	0.88%
% of Votes Cast	46.28%	53.72%

Because a majority of the outstanding voting shares of the Fund on the record date entitled to vote on the matter did not vote “For” Proposal 2, Proposal 2 was not approved. In addition, a majority of the votes cast voted against Proposal 2. Broker non-votes equaling 40,527,156 shares (37.67% of outstanding shares) were received on Proposal 2 but were not treated as votes cast and are therefore not reflected in the chart above.

Change in Independent Registered Public Accounting Firm

Effective as of the close of business on May 4, 2018, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm for the Fund, due to independence matters relating to the change in the Fund’s investment adviser, which was effective as of the close of business on May 4, 2018. The reports of E&Y on the Fund’s financial statements as of and for the fiscal years ended October 31, 2016 and October 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through May 4, 2018, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through May 4, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 13, 2018, upon the recommendation of its Audit Committee, the Board of Trustees of the Fund approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2018, contingent on KPMG’s delivery of an independence letter that is satisfactory to the Fund’s Audit Committee. After completing its standard client evaluation procedures and delivering a satisfactory independence letter to the Audit Committee, KPMG accepted the engagement, which became effective on September 26, 2018. The Board and its Audit Committee considered the engagement of KPMG in connection with the resignation of the Fund’s former independent registered accounting firm on May 4, 2018. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through September 26, 2018, neither the Fund, nor anyone on its behalf, consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

28	Aberdeen Total Dynamic Dividend Fund

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Aberdeen Total Dynamic Dividend Fund	29

Dividend Reinvestment Plan (unaudited) (concluded)

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Inc., c/o Aberdeen Funds, 333 West 11th Street, Kansas City, MO 64105 or by calling toll-free 1 (800) 617.7616.

30	Aberdeen Total Dynamic Dividend Fund

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Trustee

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Trustee; Vice President	Term as Trustee expires 2020; Director since 2018	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) from 1991 to 2014 and a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	33	None

Independent Directors

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Trustee	Term expires 2019; Director since 2018	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specialising in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Aberdeen Asia-Pacific Income Fund Inc., and Aberdeen Global Income Fund, Inc.; and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	33	None

Aberdeen Total Dynamic Dividend Fund	31

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
John Sievwright c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2021; Director since 2018	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non- Executive Independent Director of FirstGroup plc (2002-2014) (transport).	4	None

Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2020; Director since 2018	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	5	Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consists of 18 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

32	Aberdeen Total Dynamic Dividend Fund

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2018	Currently, Vice President, Head of Conduct and Compliance – Americas and Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2018	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. and Interim Global Head of Conduct & Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010 as Head of Compliance-Americas.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2018	Currently, Senior Fund Administration Manager US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018	Currently, Director, Vice President and Head of Product – Americas for AAMI, overseeing Product Management and Product Development for AAMI’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2018	Currently, Chairman of Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief operating Officer.

Heather Hasson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2018	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. She joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2018

Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Aberdeen Total Dynamic Dividend Fund	33

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2018

Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Martin Connaghan Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth:	Vice President	Since 2018

Currently an Investment Director on the Global Equity Team at Aberdeen Standard Investments. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Josh Duitz Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2018

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Josh is responsible for managing Aberdeen Global Infrastructure Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, AOD, AGD and ADVDX). Josh joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 9, 2016.
**	Messrs. Andolina, Connaghan, Cotton, Duitz, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs and Aberdeen Income Credit Strategies Fund each of which may be deemed to be part of the same “Fund Complex” as the Fund.

34	Aberdeen Total Dynamic Dividend Fund

Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Officers

Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice President, Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Chief Financial Officer
Martin Connaghan, Vice President
Jeffrey Cotton, Vice President
Joshua Duitz, Vice President
Alan Goodson, Vice President
Bev Hendry, Vice President
Lucia Sitar, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator and Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent and Registrar

DST Asset Manager Solutions, Inc.
333 West 11th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Total Dynamic Dividend Fund are traded on the NYSE under the symbol “AOD”. Information about the Fund’s net asset value and market price is available at www.aberdeenaod.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Total Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AOD-Annual

Item 2. Code of Ethics.

(a)	As of October 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that John Sievwright, a member of the Registrant’s Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit and Valuation Committee’s financial expert. Mr. Sievwright is considered to be an “independent” Trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2018	$61,849	$0	$8,250	$0
October 31, 2017[2]	$64,775	$0	$1,515	$0
(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.
(2)	Fees for the fiscal year ended October 31, 2017 were paid to the Registrant’s prior independent public accounting firm.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Investment Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2018, KPMG, billed $757,599 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator. For the fiscal year ended October 31, 2017, the Registrant’s former independent public accounting firm billed $0 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser and Administrator.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2018, the Audit Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

John Sievwright

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Trustees has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 4, 2019.

Individual & Position	Services Rendered	Past Business Experience
Stephen Docherty Head of Global Equities	Responsible for global equity portfolio management	Currently, Head of Global Equities, the team is responsible for managing Aberdeen’s Global and International equity mandates. He joined Aberdeen in 1994 as an investment statistician in the performance and risk area. In 1996 he moved into a fund management role covering the Latin American equity markets. In 1999 he became involved in managing global portfolios and was appointed Head of the Desk at the end of 2002. Previously, Stephen worked For Scottish Mutual Assurance in the department of Actuarial Services.
Bruce Stout Senior Investment Director	Responsible for global equity portfolio management	Currently a Senior Investment Director on the Global Equity Team. He joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.
Jamie Cumming Senior Investment Director	Responsible for global equity portfolio management	Currently a Senior Investment Director on the Global Equity Team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, he worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. He graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.

Martin Connaghan Investment Director	Responsible for global equity portfolio management	Currently an Investment Director on the Global Equity Team. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.
Josh Duitz Senior Vice President, Global Equities	Responsible for global equity portfolio management	Currently a Senior Vice President, Global Equities for Aberdeen Standard Investments. He joined Aberdeen in 2018, from Alpine Woods Capital Investors, LLC where he served as a Portfolio Manager since February 2007. Prior to that he spent eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.

(a)(2) The information in the table below is as of October 31, 2018.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Stephen Docherty	Registered Investment Companies	9	2,157.62
	Pooled Investment Vehicles	35	5,716.06	1	2,092.08
	Other Accounts	24	5,869.03	1	164.09

Bruce Stout	Registered Investment Companies	9	2,157.62
	Pooled Investment Vehicles	35	5,716.06	1	2,092.08
	Other Accounts	24	5,869.03	1	164.09

Jamie Cummings	Registered Investment Companies	9	2,157.62
	Pooled Investment Vehicles	35	5,716.06	1	2,092.08
	Other Accounts	24	5,869.03	1	164.09

Martin Connaghan	Registered Investment Companies	9	2,157.62
	Pooled Investment Vehicles	35	5,716.06	1	2,092.08
	Other Accounts	24	5,869.03	1	164.09

Josh Duitz	Registered Investment Companies	9	2,157.62
	Pooled Investment Vehicles	35	5,716.06	1	2,092.08
	Other Accounts	24	5,869.03	1	164.09

Total assets are as of October 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.27775.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Stephen Docherty	$0
Bruce Stout	$0
Jamie Cummings	$0
Martin Connaghan	$0
Josh Duitz	$10,001-$50,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2017	-	-	-	-
December 1, 2017 through December 31, 2017	-	-	-	-
January 1, 2018 through January 31, 2018	-	-	-	-
February 1, 2018 through February 28, 2018	-	-	-	-

March 1, 2018 through March 31, 2018	-	-	-	-
April 1, 2018 through April 30, 2018	-	-	-	-
May 1, 2018 through May 31, 2018	-	-	-	-
June 1, 2018 through June 30, 2018	0	None	0	10,759,333
July 1, 2018 through July 31, 2018	0	None	0	10,759,333
August 1, 2018 Through August 31, 2018	250,00	$8.86	250,00	10,509,333
September 1, 2018 through September 30, 2018	124,840	$8.88	124,840	10,384,493
October 1, 2018 through October 31, 2018	628,248	$8.38	628,248	9,756,245
Total	1,003,088	$8.56	1,003,088	-

1 On June 13, 2018, the Fund announced that the Board of Trustee approved an open market repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of June 13, 2018. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Total Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Total Dynamic Dividend Fund

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Total Dynamic Dividend Fund

Date: January 7, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Total Dynamic Dividend Fund

Date: January 7, 2019